                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                          SWISSRAY INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          SWISSRAY INTERNATIONAL, INC.

747 THIRD AVENUE                                             INDUSTRIESTRASSE 6
NEW YORK, NEW YORK   10017                                   CH 6285 HITZKIRCH
                                                             SWITZERLAND

                                                  January 31, 1997

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders which will be held in New York, New York on Friday, February 21, 1997. By attending the meeting, you will have an opportunity to hear a report on the operations of your Company and to meet your directors and executives.

         The enclosed notice of the meeting and proxy statement describe the matters to be acted upon at the meeting, including the election of directors, ratification of the appointment of auditors, change of state of incorporation to Delaware, increase in authorized shares of Company common stock and transaction of such other business as may properly come before the meeting.

         Please read the proxy statement, then complete, sign, and return your proxy in the enclosed envelope. Your vote is important.

                                                     Sincerely,

                                                     Ruedi G. Laupper, President

                          SWISSRAY International, Inc.

                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING

                                                 January 31, 1997

TO THE HOLDERS OF SHARES OF COMMON STOCK:

NOTICE IS HEREBY GIVEN that pursuant to the call by its Directors the regular annual meeting of stockholders of SWISSRAY International, Inc. will be held at {INSERT NAME OF HOTEL} located at {INSERT ADDRESS} New York, New York, on Friday, February 21, 1997 at 4:30 p.m., local time, for the purpose of considering and voting upon the following matters.

 1. Election of Directors. To elect the five nominees listed in the Proxy Statement dated January 31, 1997 as directors.

 2. Ratification of the Board of Directors' action of the selection of Bederson & Company LLP as independent auditor for the fiscal year ending June 30, 1997.

 3.      Approval of the proposal to reincorporate the Company in Delaware.

 4. Approval of the proposal to increase the authorized shares of Common Stock of the Company from 15,000,000 shares to 30,000,000 shares.

 5. Transactions of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

                                         By order of the Board of Directors




                                         Ulrich Ernst
                                         Chairman of the Board of Directors

WE URGE YOU TO MARK, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ALSO, YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING BY SUBMITTING A LATER SIGNED PROXY OR UPON WRITTEN NOTIFICATION TO THE PRESIDENT.

                                 PROXY STATEMENT

                          SWISSRAY INTERNATIONAL, INC.

747 THIRD AVENUE                                         INDUSTRIESTRASSE 6
NEW YORK, NEW YORK   10017                               CH 6285 HITZKIRCH
                                                         SWITZERLAND

         This Proxy Statement is being furnished by SWISSRAY International, Inc. (the "Company"), a New York corporation, to its stockholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held at 4:30 p.m. local time, on February 21, 1997 (the "Meeting"), at {INSERT NAME OF HOTEL} located at {INSERT ADDRESS} New York, New York and at any postponement or adjournment thereof.

         In the course of discussions in this Proxy Statement of recommendations and solicitations of votes, the term "Management" refers to the Board of Directors of the Company, unless otherwise required by the context.

         The approximate date on which this Proxy Statement is first being sent or given to stockholders is January 31, 1997.

         A COPY OF FORM 10-KSB (ANNUAL REPORT) FOR THE FISCAL YEAR ENDED JUNE 30, 1996, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE COMPANY, MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST TO JOSEF LAUPPER, SECRETARY, SWISSRAY INTERNATIONAL, INC., INDUSTRIESTRASSE 6, CH 6285 HITZKIRCH, SWITZERLAND.

VOTING, PROXY SOLICITATION AND REVOCATION

         Your proxy is solicited by the Board of Directors of the Company for use at the Meeting.

         If the enclosed proxy is properly executed and returned prior to or at the Meeting, and is not revoked prior to or at the Meeting, all shares represented thereby will be voted at the Meeting as specified in the proxy by the persons designated therein. If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted "FOR" the election of the nominees as directors, "FOR" ratification of the auditors, "FOR" the proposal to reincorporate the Company in Delaware (the "Reincorporation Proposal"), "FOR" the proposal to increase the number of authorized shares of common stock of the Company from 15,000,000 to 30,000,000 shares (the "Increase in Common Stock Proposal"), and in accordance with the judgement of the person or persons voting such proxies with respect to such other matters, if any, as may properly come before the meeting. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting, but will not be considered as votes cast with respect to any matter as to which the abstention or non-vote is indicated. The solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company. The entire cost of this solicitation will be borne by the Company. Should the Company, in order to solicit proxies, request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expenses in forwarding the proxies and proxy material to the beneficial owners of such shares. A stockholder may revoke his proxy by a later proxy or by delivery of notice of revocation to the President, in writing, at any time prior to the date and time of meeting or in open meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

SHARES ENTITLED TO VOTE

         The Board of Directors has fixed the close of business on January 17, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At the close of business on such date, there were outstanding and entitled to vote at the Meeting ___shares of Common Stock, par value $.01 per share. Each outstanding share is entitled to one vote at the Meeting for all items set forth in the notice. Cumulative voting for the nominees for director is not permitted.

         If sufficient stockholders approve Proposal #3 (the reincorporation proposal), the Board of Directors will merge the Company into a wholly-owned Delaware subsidiary of the Company which would be the surviving corporation and adopt the Certificate of Incorporation of the Delaware subsidiary attached as Exhibit A hereto as the Certificate of Incorporation of the surviving corporation, thereby reincorporating the Company in Delaware and authorizing the increase in the number of authorized shares of Company Common stock in accordance with proposal 4.

         Pursuant to New York law, approval of the Reincorporation Proposal requires the affirmative vote of no less than two-thirds of all outstanding shares entitled to vote thereon, while approval of the other Proposals require the affirmative vote of a majority of all outstanding shares entitled to be voted thereon, in person or by proxy, at the meeting.

PRINCIPAL BENEFICIAL OWNERS OF COMMON STOCK

         As of the January 17, 1997 record date, the following person(s) and/or firm(s) were known to the Company to be the beneficial owner of more than five percent of the Company's common stock. Such person(s) and/or firm(s) has beneficial ownership of the shares and has sole voting power and sole investment power with respect to the number of shares beneficially owned.

Name and Address of               Amount and Nature of               Percent
  Beneficial Owner                Beneficial Ownership             of Class (1)
---------------------             ----------------------            --------
Tomlinson Holding Inc. (2)            3,200,000                         %
Postfach 925
6301 Zug
Switzerland


(1) On the basis of ___shares outstanding on January 17, 1997, the record date.
(2) These shares are beneficially owned by the Company's President, Ruedi G. Laupper.

         In addition, the only record holder known by the Company to hold more than five percent of the Company's Common stock is Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10004. As of the record date Cede & Co. held a total of ___shares of the Company's Common Stock, which represented ___% of the total number of shares outstanding. Cede & Co. is a nominee of the Depository Trust Company, which held such shares of record on behalf of various of its customers. The names of the beneficial owners of the shares held by those stockholders are unknown to Management.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         The Directors are elected annually by the stockholders of the Company. The Certificate of Incorporation of the Company provides that the number of Directors authorized to serve until the next annual meeting of stockholders shall be the number established in the Company's Bylaws. The Bylaws provide that the Board of Directors by resolution shall fix the number of directors. In accordance with the Bylaws, the Board has fixed the number of directors at no less than three or more than seven. In accordance therewith, a total of five persons have been designated by the Board as nominees for election at the Meeting and are being presented to the stockholders for election. The directors to be elected at the Meeting shall be determined by a plurality vote of the shares presented in person or by proxy, entitled to vote at the Meeting.

         The Bylaws of the Company permit the Board of Directors by a majority vote, between annual meetings of the stockholders, to increase the number of directors and to appoint qualified persons to fill the vacancies created thereby.

         The persons named below are being proposed as nominees for election as directors for the term expiring at the next annual meeting to be held in 1997, and until their successors are elected and qualify. Each person, with the exception of Ueli Laupper, is currently a director of the Company. The persons named in the enclosed proxy intend to vote for such nominees for election as directors, but if the nominees should be unable to serve, proxies will be voted for such substitute nominees as shall be designated by the Board of Directors to replace such nominees. It is believed that each nominee will be available for election. The names of the nominees for election and certain information as to each of them are as follows:

                                           Principal Occupation During                     Number of Common           Percentage of
                           Date of         Past Five Years or More and        Director     Shares Beneficially        Shares
Name                       Birth           Other Directorships                Since        Owned on 1/17/97 (a)       Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
Ruedi G. Laupper        4-22-50            See below                          1995                                            %

Josef Laupper           7-22-45            See below                          1995                                            %

Dr. Erwin Zimmerli      7-22-47            See below                          1995                                            %

Ulrich Ernst            3-26-47            See below                          1995                                            %

Ueli Laupper            4-4-70             See below                            --                                            %


         RUEDI G. LAUPPER has been President and a director of the Company since May, 1995 and has been President and a director of both SR-Medical AG and Teleray AG since their respective incorporations in 1988 and 1984 respectively. Additionally, Ruedi G. Laupper has served as President of SR Finance AG, a wholly owned subsidiary of the Company, since its incorporation in December 1995. He has approximately 16 years of experience in the field of radiology and direct market knowledge as well as important business contacts throughout the industry and with key clientele.

         JOSEF LAUPPER is the brother of the Company's President and has been Secretary and a director of the Company since May, 1995 maintaining comparable positions with both SR- Medical AG and Teleray AG since their respective dates of incorporation. Josef Laupper also serves as Managing Director of SR Finance AG since its inception in December 1995. He is principally in charge of the Company's financial, logistical and administrative tasks. As a former entrepreneur in the medical supply business, Josef Laupper has in excess of 17 years of financial and marketing experience within the industry.

         DR. ERWIN ZIMMERLI has been a director of the Company since May, 1995. Since receiving his Graduate in law and economics degree from the University of St. Gall, Switzerland (PhD) in 1979, Dr. Zimmerli has served as (a) head of the White Collar Crime Department of the Zurich State Police (1980-86), (b) an expert of a Parliamentary Commission for penal law and Lecturer at the Universities of St. Gall and Zurich (1980-87), (c) Vice President of a leading auditing firm (1987-1990) and (d) Executive Vice President of a multinational aviation company (1990-92). Since 1992 he has been actively engaged in various independent consulting capacities primarily within the legal community.

         ULRICH ERNST has been Chairman of the Board of Directors and Treasurer of the Company since May, 1995 and has had approximately 24 years of experience in international business development in various industries with background primarily in management consulting, financial advisory services and rendering advice to new growth business ventures. Mr. Ernst received his Diploma in Economic Studies in 1968 from the School of Economics and received his Masters of Business Administration degree in 1973 from the University of Zurich.

(a) The information under this caption regarding ownership of securities is based upon statements by the individual nominees, directors, and officers.

         UELI LAUPPER is the son of the Company's President with overall Company responsibilities in the area of marketing and sales with approximately 3 years experience within the international x-ray marketing industry.

         All current directors and executive officers as a group beneficially own ____shares as of January 17, 1997, which represents ____% of total shares outstanding, exclusive of Options exercisable within sixty days.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Directors, executive officers, and any beneficial owners of more than 10% of a company's stock must, under Section 16(a) of the Securities Exchange Act of 1934, file certain periodic reports of changes in beneficial ownership of Company securities. The Company endeavors to assist directors and executive officers in filing the required reports. To the Company's knowledge all filing requirements under the Securities Exchange Act during the fiscal year ended June 30, 1996 were satisfied.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year which ended June 30, 1996, there were three meetings of the Board of Directors. Three of the four incumbent directors attended all three meetings of the Board while the fourth incumbent director attended two of the meetings. The Company has no standing audit, nominating, or compensation committees. The Board of Directors performs all of the functions that might otherwise be performed by such committees.

                     COMPENSATION OF DIRECTORS AND OFFICERS

BOARD OF DIRECTORS FEES

         For the fiscal year ended June 30, 1996, members of the Board of Directors did not receive any fees for attending meetings of the Board of Directors. The Company's policy is to reimburse Board members for their expenses incurred to attend Board meetings. Officers of the Company, who are also Directors, do not receive any fees.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the chief executive officers of the Company and compensation received for the fiscal year ended June 30, 1996.

                                                                                        Securities
                                                     Salaries, Fees,                    or Property,                    Aggregate of
                           Capacities                Directors' Fees,                   Insurance Benefits              Contingent
Name of                    In Which                  Commissions                        or Reimbursement,               Forms of
Individual                 Served                    and Bonuses                        Personal Benefits (3)           Remuneration
----------                 ----------                --------------                     ---------------------           ------------
Ruedi Laupper              President and a              $176,085                               -0-                         -0-
                           Director

Josef Laupper              Secretary and a              $118,229                               -0-                         -0-
                           Director

Ulrich Ernst               Treasurer and                $113,197                               -0-                         -0-
                           Chairman of the
                           Board Directors

Erwin Zimmerli             Director                     $   8,385                              -0-                         -0-


Peter Wagli                Former Officer of            $123,763                               -0-                         -0-
                           Telray AG (1)

Ueli Laupper               (2)                          $ 73,117                               -0-                        -0-



(1) Mr. Wagli was neither an officer or director of the Company but was an officer of Telray AG, a wholly owned subsidiary of SR-Medical AG, with the latter being a wholly owned subsidiary of the Company. He no longer serves in such capacity.

(2) Mr. Ueli Laupper is a key employee of the Company and a nominee to its Board of Directors. His primarily activities relate to services rendered directly to SR Medical AG, a wholly owned subsidiary of the Company.

(3) The Company's consolidated financial statements for fiscal year ended June 30, 1996 indicate that with respect to Swiss Mandated Pension Plan the Company is required to contribute approximately 5% of eligible employees salaries into a government pension plan and the fact that the Company additionally contributes approximately 5% of eligible employees salaries into a private pension plan with total contributions charged to operations. Total contributions for fiscal year ended June 30, 1996 amounted to $198,722.

         There are no current written employment agreements between the Company and any of its officers and directors.

OPTIONS GRANTED TO JUNE 30, 1996

         The Board of Directors has adopted a non-statutory stock option plan and reserved 3,000,000 shares for issuance to eligible full and part-time employees, officers, directors and consultants. Options are non-transferrable and are exercisable during a term of not more than ten (10) years from the grant date. The options are issuable in such amounts and at such prices as determined by the Board of Directors, except that each option price of each grant will not be less than twenty (20%) percent of the fair market value of such shares on the date the options are granted.

         The following table summarizes common stock options outstanding as of June 30, 1996.

                                          Price Per           Options           Options           Options
         Date Granted                       Share             Granted          Exercised         Outstanding
         ------------                       -----             -------          ---------         -----------
         September 20, 1995                  $6.50               200,000              -              200,000
         June 8, 1996                         5.00               100,000              -              100,000
         March 11, 1996                       2.00             2,000,000         1,000,000         1,000,000
         May 16, 1996                         4.75                35,000              -               35,000
                                            ------            ----------      ------------        ----------

                                                               2,335,000         1,000,000         1,335,000
                                                              ==========      ============        ==========



         On March 11, 1996 the Company granted options to purchase up to 50,000 shares at $1.00 per share to an individual who exercised all such options and paid full cash consideration.

         On July 22, 1996, the Company granted options to purchase up to 200,000 shares of the Company's common stock under the 1996 non-statutory stock option plan with an exercise price of $.73 per share. As of January 17, 1997 only 1,000 of such 200,000 options have been exercised.

RETIREMENT PLAN

         The Company, mandated by Swiss government regulations, is required to contribute approximately five (5%) percent of eligible, as defined, employees' salaries into a government pension plan. The Company also contributes approximately five (5%) percent of eligible employee salaries into a private pension plan. Total contributions charged to operations for the year ended June 30, 1996 was $198,772.

RELATED PARTY TRANSACTIONS

         For the fiscal year ended June 30, 1996 there have not been any material transactions between the Company and any director, executive officer, security holder or any member of the immediate family of any of the aforementioned which exceeded $60,000 other than as may be indicated in its Form 10-KSB and the audited consolidated financial statements and notes thereto which are a part thereof.

                                PROPOSAL NUMBER 2

        PROPOSAL TO RATIFY THE BOARD OF DIRECTORS ACTION IN SELECTION OF
          BEDERSON & COMPANY LLP AS INDEPENDENT AUDITOR FOR THE COMPANY

         The Board of Directors has appointed Bederson & Company LLP, independent certified public accountants, as auditor of the Company to examine the financial statements for the fiscal year ending June 30, 1997; Bederson & Company LLP having previously audited the Company's financial statements for the fiscal year ended June 30, 1996. The firm has no relationship with the Company except the existing professional relationship of independent auditor.

         Ratification of the employment of Bederson & Company LLP will require the affirmative vote of the holders of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote. The Board of Directors recommends a vote FOR Proposal Number 2. In the event the stockholders fail to ratify this employment, it will be considered as a directive to the Board of Directors to select other auditors for the current year.

         Representatives of Bederson & Company LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they choose, and will be expected to be available to respond to appropriate questions.

                          ADDITIONAL PROPOSALS 3 AND 4

         The Company's Board of Directors has unanimously approved the Reincorporation Proposal and the Increase in Common Stock Proposal which, although related, will be voted upon separately by stockholders. Proposal Number 3 relates to the change of the Company's state of incorporation to Delaware from New York, which will be effected by merging the Company with and into a wholly-owned Delaware subsidiary of the Company (having the same name as the Company) which would be the surviving corporation (the "Merger"). Proposal Number 4 is the authorization of an additional 15,000,000 shares of Common Stock which would be effected by retaining the capitalization of the Delaware subsidiary as the capitalization of the surviving corporation, or by changing the capitalization of the Company if the Reincorporation Proposal is not approved.

         If sufficient stockholders approve the Reincorporation Proposal and the Increase in Common Stock Proposal the Board of Directors will consummate the Merger and adopt the Certificate of Incorporation of the Delaware subsidiary attached as Exhibit A hereto as the Certificate of Incorporation of the surviving corporation, thereby reincorporating the Company in Delaware and authorizing the additional shares of Common Stock. If the stockholders approve the Increase in Common Stock Proposal, but fail to approve the Reincorporation Proposal, the Board of Directors will consummate the capitalization by amending its New York Certificate of Incorporation as may be required.

         If sufficient stockholders approve the Reincorporation Proposal, but fail to approve the Increase in Common Stock Proposal, the Board of Directors will cause the Delaware subsidiary's Certificate of Incorporation to be amended prior to the Merger so that its capitalization will be that of the Company and will reflect those proposals that have been approved by stockholders. Even if sufficient stockholders approve the Reincorporation Proposal, the Board of Directors has reserved the right to terminate and abandon the Merger as described below.

                                PROPOSAL NUMBER 3

           CHANCE THE STATE OF INCORPORATION FROM NEW YORK TO DELAWARE

         The proposed reincorporation will be effected by the merger of the Company into a wholly-owned Delaware subsidiary of the Company organized for such purpose (interchangeably, the "Delaware Company" or the "Surviving Corporation"). The Delaware Company will be the surviving corporation in the Merger. There will be no change in the business or properties of the Company and the Delaware Company as a result of the Merger, and the Surviving Corporation will assume all of the obligations of the Company. The directors and officers of the Surviving Corporation will be the same as those of the Company.

         The Plan of Merger (the "Merger Agreement"), in the form attached hereto as Exhibit B, providing for the Merger has been unanimously approved by the Board of Directors.

         The Merger Agreement provides, however, that the Board of Directors may terminate the Merger Agreement and abandon the Merger if for any reason, including, but not limited, to the number of shares for which appraisal rights have been exercised and the cost to the Company thereof, the Board of Directors determines that it is inadvisable to proceed with the Merger. See "Rights of Dissenting Stockholders" below.

         The Certificate of Incorporation for the Delaware Company (the "Delaware Certificate") provides for the authorization of 30,000,000 shares of Common Stock of the Company all of which are shares of Common Stock, $.0001 par value per share. Pursuant to the Merger Agreement, each outstanding share of the Company's Common Stock will be converted into a fully paid and non-assessable share of Common Stock of the Surviving Corporation with identical rights attached thereto, i.e. the holders of Common Stock (i) have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors of the Company; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of the Company;
(iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking funds provisions applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters which stockholders may vote on at all meetings of stockholders.. Outstanding options and warrants to purchase any number of shares of the Company's Common Stock will be converted into options or warrants to purchase the same number of shares of the Surviving Corporation's Common Stock at the same exercise price. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION. OUTSTANDING CERTIFICATES FOR SHARES OF COMMON STOCK OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. The Common Stock of the Surviving Corporation will be listed on the NASDAQ SmallCap Market. Delivery of certificates for the Company's Common Stock issued prior to the effectiveness of the Merger will constitute "good delivery" of shares in transactions subsequent to the Merger. Certificates representing shares of the Surviving Corporation's Common Stock will be issued with respect to transfers consummated after the Reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         AT THE EFFECTIVE TIME OF THE MERGER, THE COMPANY WILL BE GOVERNED BY DELAWARE LAW, BY A NEW CERTIFICATE OF INCORPORATION AND NEW BY-LAWS, EACH OF WHICH WILL RESULT IN CHANGES IN THE RIGHTS OF THE STOCKHOLDERS.

         For additional information and details relating to these and other changes, reference is made to the Delaware Certificate, attached to this Proxy Statement as Exhibit A, and the discussions in this Proxy Statement under "Principal Reasons for Changing the State of Incorporation," "Principal Differences Between New York and Delaware Corporation Laws" and "Changes in Certificate of Incorporation and By-laws." The discussion herein of the provisions of the Delaware Certificate is subject to, and qualified in its entirely by, reference to all the provisions of the Delaware Certificate. Copies of the Certificate of Incorporation and By-laws of the Company and the Certificate of Incorporation and By-laws of the Delaware Company are available for inspection at the principal office of the Company and copies will be sent to stockholders upon written request.

PRINCIPAL REASONS FOR CHANGING THE STATE OF INCORPORATION

         For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations initially choose Delaware as their domicile and many others have reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's long-standing policy of encouraging incorporation in that state, and its consequent preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.

         It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions which may provide greater predictability with respect to the Company's corporate legal affairs. Certain aspects of Delaware corporate law have, however, been publicly criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders' rights and the powers of management under the Delaware General Corporation Law (the "Delaware GCL") and the New York Business Corporation Law (the "New York BCL") see "Principal Differences Between New York and Delaware Corporation Laws" and "Changes in Certificate of Incorporation and By-laws" below.

         In the event the Reincorporation Proposal is not approved, the Company will remain a New York corporation.

PRINCIPAL DIFFERENCES BETWEEN NEW YORK AND DELAWARE CORPORATION LAWS

         The Merger will effect several changes in the rights of stockholders as a result of differences between the New York BCL and the Delaware GCL. The provisions of the New York BCL and Delaware GCL differ in many respects. Summarized below are certain of the principal differences affecting the rights of stockholders. This summary does not purport to be a complete statement of differences affecting stockholders' rights under the New York BCL and the Delaware GCL and is subject to, and qualified in its entirely by reference to, all the provisions thereof.

DIVIDENDS.

         The Delaware GCL provides that a corporation may, unless otherwise restricted by its certificate of incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the current or preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Under the New York BCL, dividends may be paid only out of surplus. The Company does not now, and has not recently, paid any dividends on its Common Stock. The payment by the Company of dividends, if any, in the future rests within the discretion of its Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and its financial condition, as well as other relevant factors. By reason of its present financial status and its contemplated financial requirements, the Company does not contemplate or anticipate paying any dividends upon its Common Stock in the foreseeable future

DISSENTERS' RIGHTS OF APPRAISAL.

         Under the New York BCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers, consolidations and sales of all or substantially all the assets of a corporation. The Delaware GCL provides similar rights and procedures for mergers and consolidations only. Furthermore, under the Delaware GCL, even in those cases, such rights are not provided in certain circumstances, including transactions in which shares of the corporation being voted in a merger or consolidation are listed on a national securities exchange (the Company's Common Stock is, and the Delaware Company's Common Stock will be, listed on the NASDAQ SmallCap Market) or are held of record by more than 2,000 stockholders and in which the shares to be received in such merger or consolidation are shares of the surviving corporation or are listed on a national securities exchange or are held of record by more than 2,000 stockholders.

         The availability of appraisal rights to stockholders of the Company who dissent from the Merger is discussed under "Rights of Dissenting Stockholders" below.

ISSUANCE TO OFFICERS, DIRECTORS AND EMPLOYEES OF RIGHTS OR OPTIONS TO PURCHASE SHARES.

         The New York BCL, requires the affirmative vote of a majority of the shares entitled to vote in order to issue to officers, directors or employees options or rights to purchase stock. The Delaware GCL does not require stockholders approval of such transactions. However, the Company will remain subject to the rules of NASDAQ which may require stockholders approval of the Company's option plans and grants thereunder in certain instances.

VOTE REQUIRED.

         The New York BCL requires that certain mergers and consolidations and sales of all or substantially all of the assets not in the ordinary course of business be approved by the holders of not less than two- thirds of the outstanding stock entitled to vote thereon. Under the Delaware GCL, such transactions require approval by the holders of a majority of the outstanding stock entitled to vote thereon, and a vote of the stockholders of the surviving corporation is not necessary where, in the case of a merger, (i) no amendment of its certificate of incorporation or change in its outstanding stock is involved and (ii) the merger results in no more than a 20% increase in its outstanding common stock.

LOANS TO DIRECTORS.

         Under the Delaware GCL, loans may be made to employees or officers, even those who are also directors if the Board of Directors finds that the loan may benefit the corporation. The New York BCL requires that loans to directors be authorized by an affirmative vote of stockholders.

REDEEMABLE SHARES.

         The Delaware GCL permits redeemable shares to be redeemed at the option of the corporation or the stockholder, while the New York BCL generally permits redemption only at the option of the corporation.

CORPORATE ACTION WITHOUT A STOCKHOLDERS' MEETING.

         The New York BCL permits corporate action without a stockholders' meeting only upon the written consent of all stockholders entitled to vote on such action. The Delaware GCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise, and then requires the corporation to provide notice of the actions taken through such procedure to the stockholders who did not vote with respect to such action.

CONSIDERATION FOR SHARES.

         Under the New York BCL, neither obligations of the subscriber for future payments nor obligations of the subscriber for future services constitutes payment or part payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Under the Delaware GCL, shares of stock may be issued, and deemed to be fully paid and nonassessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property, or a combination thereof) having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

CLASSIFICATION OF THE BOARD OF DIRECTORS.

         The New York BCL permits a classified board with as many as four classes but forbids fewer than three directors in any class. The Delaware GCL permits a classified board of directors with as many as three classes, provided that separate classes of directors must have staggered terms of office with only one class of directors coming up for election each year. Neither the Delaware Certificate nor the Certificate of Incorporation of the Company provide for a classified board of directors.

BUSINESS COMBINATION STATUTES.

         The New York BCL prohibits any "business combination" (as therein defined) between a "domestic corporation" and an "interested stockholder" for five years after the date that the interested stockholder became an interested stockholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder. After five years, such a business combination is permitted only if (i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested stockholder or (ii) certain statutory fair price requirements are met. A "resident domestic corporation" is defined as any corporation that (i) is incorporated in New York, (ii) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% owned subsidiaries , if any), and (iii) has at least 10% of its stock beneficially owned by New York residents. An "interested stockholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting stock of the corporation.

         The Delaware GCL prohibits any "business combination" between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless
(i) prior to that date the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such date the business combination is approved by the board of directors and at least two thirds of the outstanding shares of voting stock not owned by the interested stockholder. The Delaware GCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike New York, Delaware does not require that the corporation's principal executive offices or significant operations be located in Delaware in order to be covered by this law.

NUMBER OF DIRECTORS.

         Under the Delaware GCL, a corporation may have as few as one director and there are no maximum limits. The specific number may be fixed in the certificate of incorporation but if so, it may be changed only with both board of directors and stockholder approval. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws.

         Under the New York BCL, the number of directors may not be less than three, and any higher number may be fixed by the by-laws or by action of the stockholders or of the board of directors under specific provisions of the by-laws adopted by the stockholders. The number of directors may be increased or decreased by amendment of the by-laws or by action of the stockholders or of the board of directors under the specific limitation of a by-law adopted by the stockholders, subject to certain limitations.

INSPECTION OF STOCKHOLDER'S LIST.

         With respect to the inspection of stockholder's lists, the New York BCL provides a right of inspection on at least 5 days written demand to (i) any person who shall have been a stockholder for at least 6 months immediately preceding his demand or (ii) any person holding, or thereunto authorized in writing by, at least 5% of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation.

         The Delaware GCL permits any stockholder to inspect the stockholder's list for a purpose reasonably related to such person's interest as a stockholder and, during the 10 days preceding the stockholder's meeting, for any purpose germane to that meeting.

CHANGES IN CERTIFICATE OF INCORPORATION AND BY-LAWS

         The Delaware Certificate differs from the Certificate of Incorporation of the Company primarily as a result of differences between the Delaware GCL and the New York BCL. The By-laws of the two corporations likewise differ primarily as a result of differences between the Delaware GCL and the New York BCL and the Delaware Certificate and the Certificate of Incorporation of the Company. Set forth below is a discussion of certain significant changes set forth in the Delaware Certificate.

CHANGE OF COMPANY PURPOSES.

         The purpose for which the Company was formed as set forth in its Certificate of Incorporation initially adopted in 1968 and subsequently amended included certain activities in which the Company, in its present form is no longer engaged. Moreover, the Company may elect to pursue other activities in the future. The Delaware Certificate states broadly that the Company's purpose is to engage in any lawful activity, which is the customary purpose clause for modern corporations.

CHANGE IN PAR VALUE OF AUTHORIZED CAPITAL STOCK.

         The Delaware Certificate authorizes the Company to issue up to 30,000,000 shares of Common Stock and sets the par value of $ .0001 per share instead of the current $.01 par value per share of Common Stock. The purpose and effect of this change in par value is to minimize the annual franchise tax payable by the Company.

INDEMNIFICATION AND ELIMINATION OF LIABILITY.

         The Delaware Certificate and the By-laws of the Delaware Company contain indemnification provisions eliminating the personal liability of directors to the fullest extent permitted by the Delaware GCL. The provision is parallel to the provision of the Company's Certificate of Incorporation eliminating the liability of directors of the Company to the extent permitted by the New York BCL.

TRANSACTIONS WITH AFFILIATES.

         The Delaware Certificate does not contain provisions requiring special authorization in respect of certain transactions with affiliated stockholders, since the purpose of the provisions to this effect in the Company's Certificate of Incorporation is addressed by Section 203 of the Delaware GCL.

RIGHTS OF DISSENTING STOCKHOLDERS.

         Because the Company will not be technically the "surviving corporation," stockholders of the Company who do not vote in favor of the Reincorporation Proposal may have the right to seek to obtain payment in cash of the fair value of their shares by complying with the requirements of Section 623 of the New York BCL. The dissenting stockholders must file with the Company before a taking of the vote on the Reincorporation Proposal a written objection including a statement of intention to demand payment for shares and stating such stockholder's name and residence address, the number of shares of stock as to which dissent is made and a demand for payment of the fair value of such shares if the Merger is consummated. Such stockholder may not dissent as to less than all shares owned. Within ten days after the vote of stockholders authorizing the Reincorporation Proposal, the Company must give written notice of such authorization to each such dissenting stockholder. Within twenty days after the filing of such notice, any stockholder to whom the Company failed to give notice of the Annual Meeting who elects to dissent from the Merger must file with the Company a written notice of such election, stating such stockholder's name and residence address, the number of shares of stock as to which dissent is made and a demand for payment of the fair value of the shares. Such stockholder may not dissent as to less than all shares owned. At the time of filing the notice of election to dissent or within one month thereafter, dissenting stockholders must submit certain certificates representing shares to the Company or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder.

         Failure to submit the certificates may result in the loss of dissenter's rights. Within 15 days after the expiration of the period within which stockholders may file their notices of election to dissent, or within 15 days after consummation of the Merger, whichever is later (but not later than ninety days after the stockholders' vote authorizing the Merger), the Company must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. If the Company and the dissenting stockholder are unable to agree as to such value, Section 623 provides for judicial determination of value. A negative vote on the Reincorporation Proposal does not constitute a written objection required to be filed by an objecting stockholder. Failure by a stockholder to vote against the Reincorporation Proposal, however, will not constitute a waiver of rights under Section 623 provided that a written objection has a been properly filed and such stockholder has not voted in favor of the Reincorporation Proposal.

         The foregoing does not purport to be a complete statement of the provisions of Section 623 and is qualified in its entirety by reference to said Section .

         Because the Reincorporation Proposal does not involve any change in the nature of the Company's business but is a technical matter only, management hopes that no stockholder will exercise dissenter's right. Under the Merger Agreement, the Board of Directors may abandon the Merger, even after stockholder approval, if for any reason the Board of Directors determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof. THE BOARD OF DIRECTORS CURRENTLY INTENDS TO ABANDON THE MERGER IN THE EVENT THAT ITS CONSUMMATION WOULD RESULT IN STOCKHOLDERS REPRESENTING MORE THAN A RELATIVELY NOMINAL NUMBER OF SHARES BEING ENTITLED TO APPRAISAL RIGHTS.

FEDERAL INCOME TAX CONSEQUENCES

         Holders of the Company's Common Stock who do not exercise their dissenter's rights will not recognize gain or loss for federal income tax purposes as a result of the Merger and the conversion of their shares into shares of the Delaware Company. The basis of the shares of the Delaware Company in the hands of each stockholder will be the same as the basis of the holder's shares of the Company, and the holding period for shares of the Delaware Company will include the holding period for shares of the Company, provided that the shares of the Company were held as capital assets at the date of the Merger. Stockholders who exercise their dissenters' rights to obtain payment for their shares will recognize such gain or loss.

VOTE REQUIRED FOR APPROVAL OF THE REINCORPORATION PROPOSAL

         Approval of the Reincorporation Proposal will require the affirmative vote of two-thirds of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the Reincorporation Proposal, unless stockholders specify otherwise.

         The Board of Directors unanimously recommends that stockholders vote FOR the Reincorporation Proposal.

                                PROPOSAL NUMBER 4

              INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE
                          COMPANY BY 15,000,000 SHARES

         The Company's Certificate of Incorporation currently authorizes the Company to issue up to 15,000,000 shares of Common Stock. As of January 17, 1997 the Company had shares of Common Stock issued and outstanding. In the past the Company had raised capital needed to furnish its proposed growth primarily through the sale and issuance of shares of Company Common stock for cash by means of equity financing and debt financing. Due to the limited number of authorized but unissued shares available for issuance as referred to above, the number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future (for financing purposes or otherwise) has been greatly reduced. Hence, much of the Company's flexibility with respect to possible future stock splits, equity and/or debt financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been lost. The Increase in Common Stock Proposal, by increasing the shares of authorized Common Stock to 30,000,000 from 15,000,000, if adopted, will restore the Company's ability to take such actions by increasing the number of authorized unissued and undesignated shares of Common Stock of the Company.

         If the Increase in Common Stock Proposal is adopted by the Company's stockholders, such proposal will become effective on the date the Merger is effected if the Reincorporation Proposal is approved by the Company's stockholders, and on the date a certificate of amendment is filed in New York, the Company's state of incorporation, if the Reincorporation Proposal is not so approved.

VOTE REQUIRED FOR APPROVAL OF THE INCREASE IN COMMON STOCK PROPOSAL

         Approval of the Increase in Common Stock Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the Increase in Common Stock Proposal, unless stockholders specify otherwise.

         The Board of Directors unanimously recommends a vote FOR the authorization of additional shares of Common Stock.

STOCKHOLDER PROPOSALS

         The Company anticipates that the 1997 Annual Meeting will be held on or about October 10, 1997 and that the proxy materials for the 1997 Annual Meeting will be mailed on or about September 10, 1997. If any security holder wishes a proposal to be considered for inclusion in the 1997 Proxy Statement, this material must be received by the Chief Executive Officer no later than June 12, 1997.

OTHER MATTERS

         Management does not know of any other matters which may come before the Meeting. However, if any matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with the recommendations of the Board of Directors. It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person are urged to mark, date, sign and return the enclosed proxy in the accompanying envelope.

                                          By Order of the Board of Directors

                                          Ulrich Ernst
                                          Chairman of the Board of Directors

Dated:  January 31, 1997

EXHIBIT INDEX

Number Description

Exhibit A         Delaware Certificate of Incorporation

Exhibit B         Agreement and Plan of Merger of
                  SWISSRAY International, Inc. (New York)
                  and SWISSRAY International, Inc. (Delaware)

                          CERTIFICATE OF INCORPORATION

                                       OF

                          SWISSRAY INTERNATIONAL, INC.

         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisi and subject to the requirements of the Laws of the State of Delaware (particularly Chapter 1 Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

         FIRST: The name of the corporation (hereinafter called the "Corporation") is SWISSRAY International, Inc.

         SECOND: The address, including street number, city and county, of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

         THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the Corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of this Certificate of Incorporation; provided, that the Corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Delaware which, under the laws thereof, the Corporation may not lawfully conduct, promote, or exercise.

         FOURTH: The total number of shares of Common Stock which the Corporation shall have authority to issue is Thirty Million (30,000,000) shares all of which shall be Common Stock, par value $.0001 per share without cumulative voting rights and without any preemptive rights.

         FIFTH: The name and mailing address of the incorporator is as follows:

              Name                             Mailing Address
              ----                             ---------------

         Ruedi G. Laupper                      c/o SWISSRAY International, Inc.
                                               747 Third Avenue
                                               New York, New York  10017

         SIXTH: The Corporation is to have perpetual existence.

         SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

         1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of Directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the ByLaws. The phrase "whole Board" and the phrase "total number of Directors" shall be deemed to have the same meaning, to wit, the total number of Directors which the Corporation would have if there were no vacancies. No election of Directors need be by written ballot.

         2. After the original or other By-Laws of the Corporation have been adopted, amended or repealed as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the ByLaws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of Directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the Corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.

         3. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph
         (c)(2) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         NINTH: The Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         TENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the Laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TENTH.

         ELEVENTH: No Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the Director derived an improper personal benefit.

         TWELFTH: The effective date of the Certificate of Incorporation of the Corporation, and the date upon which the existence of the Corporation shall commence, shall be its date of filing.

Signed:  New York, New York
           February   , 1997
                                               ______________________________
                                               Ruedi G. Laupper, Incorporator

                          AGREEMENT AND PLAN OF MERGER
                                       OF
              SWISSRAY INTERNATIONAL, INC. (A NEW YORK CORPORATION)
                                       and
              SWISSRAY INTERNATIONAL, INC. (A DELAWARE CORPORATION)

AGREEMENT AND PLAN OF MERGER, dated as of January , 1997, by and between SWISSRAY International, Inc. a New York corporation ("SRMI"), and SWISSRAY International, Inc., a Delaware corporation ("Surviving Corporation").

WITNESSETH:

SRMI is a corporation duly organized and existing under the laws of the State of New York.

Surviving Corporation is a corporation duly organized and existing under the laws of the State of Delaware.

The authorized number of shares of SRMI is 15,000,000 shares of Common Stock, $.01 par value.

The authorized number of shares of Surviving Corporation is 30,000,000 shares of Common Stock, $ .0001 par value.

The Boards of Directors of SRMI and Surviving Corporation deem it advisable for the mutual benefit of SRMI and Surviving Corporation, and their respective shareholders, that SRMI be merged with and into Surviving Corporation and have approved this Agreement and Plan of Merger (the "Agreement").

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and provisions hereinafter contained, the parties hereto agree that, in accordance with the applicable laws of the States of New York and Delaware, SRMI shall be, at the Effective Date of the Merger (as hereinafter defined), merged with and into Surviving Corporation, which shall be the surviving corporation, and that the terms and conditions of such merger and the mode of carrying it into effect shall be as follows:

ARTICLE I

Merger

1.1 On the Effective Date of the Merger, SRMI shall be merged with and into Surviving Corporation. The separate existence of SRMI shall cease and Surviving Corporation shall continue in existence and, without other transfer, succeed to and posses all the properties, rights, privileges, immunities, powers, purposes and franchises, of a public, as well as of a private nature, and shall be subject to all of the obligations, liabilities, restrictions, disabilities and duties of SRMI and Surviving Corporation, all without further act or deed, as provided in Section 259 of the Delaware General Corporation Law.

1.2 All rights of creditors and all liens upon the property of either SRMI or Surviving Corporation shall be preserved unimpaired by the Merger, and all debts, liabilities, obligations and duties, including, but not limited to, the obligations of SRMI pursuant to any existing guarantees, leases, stock options or other contracts or agreements, of either SRMI or Surviving Corporation shall, on the Effective Date of the Merger, become the responsibility and liability of Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it. All corporate acts, plans (including but not limited to stock option plans), policies, arrangements, approvals and authorizations of SRMI, its shareholders, board of directors, officers and agents, which were valid and effective immediately prior to the Effective Date of the Merger, shall be taken for all purposes as the acts, plans, policies, arrangements, approvals and authorizes of Surviving Corporation and shall be as effective and binding thereon as the same were with respect to SRMI.

1.3 Prior to the Effective Date of the Merger, SRMI and Surviving Corporation shall taken all such action as shall be necessary or appropriate in order to effectuate the Merger. In case at any time after the Effective Date of the Merger Surviving Corporation shall determine that any further conveyance, assignment or other documents or any further actions necessary or desirable to vest in or confirm to Surviving Corporation full title to all the properties, assets, rights, privileges and franchises of SRMI, the officers and directors of SRMI, at the expense of Surviving Corporation, shall execute and deliver all such instruments and take all such action as Surviving Corporation may determine to be necessary or desirable in order to vest in and confirm to Surviving Corporation title to and possession of all such properties, assets, rights, privileges and franchises, and otherwise to carry out the purposes of this Agreement.

ARTICLE II

Terms and Conditions of the Merger

The terms and conditions of the Merger, including the manner and basis of converting the shares of capital stock of SRMI into shares of capital stock of Surviving Corporation shall be as follows:

2.1 Certificate of Incorporation. From and after the Effective Date of the Merger and until thereafter amended as provided by law, the Certificate of Incorporation of Surviving Corporation in effect on the date hereof, as set forth in Exhibit A shall be the Certificate of Incorporation of Surviving Corporation.

2.2 By-laws. The By-laws of SRMI and/or Surviving Corporation, as the case may be, in effect on the Effective Date of the Merger shall continue in force and be the By-laws of Surviving Corporation until altered, amended or repealed.

2.3 Directors and Officers. The directors and officers of SRMI in office on the Effective Date of the Merger shall continue in office as, and be an constitute, the directors and officers of Surviving Corporation, each to hold office as provided by the By-laws until his successor shall have been elected and shall have qualified or until his earlier death, resignation or removal.

2.4 Conversion of Outstanding Shares, Rights and Options. The manner and basis of converting the shares, rights and options to purchase shares of SRMI into shares, rights and options to purchase shares of Surviving Corporation, and the cancellation and retirement of shares of Surviving Corporation, shall be as follows:

2.4.1 Each share of Common Stock, par value $ .01 per share, of SRMI issued and outstanding, or held in the treasury of SRMI, on the Effective Date of the Merger shall forthwith and without the surrender of stock certificates or any other action, be converted into the fully-paid and non-assessable share of Common Stock, par value $ .0001 per share, of Surviving Corporation, issued and outstanding or held in the treasury of Surviving Corporation, as the case may be.

2.4.2 Each option or right to purchase shares of Common Stock, par value $ .01 per share, of SRMI which has been granted pursuant to any stock option plan or financing of any nature of SRMI or otherwise, on the Effective Date of the Merger shall forthwith and without any action by the holder of such option or right, be converted into an option to purchase the same number of shares of Common Stock, par value $ .0001 per share, of Surviving Corporation on the same terms and with the same exercise price as such options contained immediately prior to the Effective Date of the Merger.

2.5 Dividends. The holders of shares of Common Stock of SRMI shall be entitled to receive from Surviving Corporation (i) those dividends, if any, which were declared by the Board of Directors of SRMI prior to, but not yet paid, as of the Effective Date of the Merger and (ii) those dividends which may be declared by the Board of Directors of Surviving Corporation subsequent to the Effective Date of the Merger pursuant to the Certificate of Incorporation of Surviving Corporation, and no holder of shares of Common Stock of SRMI shall be entitled to any other dividends which might otherwise accrue on or prior to the Effective Date of the Merger.

ARTICLE III

Procedures Regarding Stock Certificates

From and after the Effective Date, each outstanding stock certificate theretofore representing shares of Common Stock of SRMI shall represent the same number of shares of Common Stock of Surviving Corporation. Each holder of a certificate or certificates theretofore representing shares of Common Stock of SRMI may, but shall not be required to, surrender the same to Surviving Corporation for cancellation and exchange or transfer, and each share such holder or his transferee shall be entitled to receive certificates representing one share of the Common Stock of Surviving Corporation for each of Common Stock of SRMI represented by the certificates surrendered. Until so surrendered for cancellation and exchange or transfer each outstanding certificate which, prior to the Effective Time, represented shares of Common Stock of SRMI, shall be deemed and treated for all purposes to represent the ownership of the same number of shares of the Common Stock of Surviving Corporation as though such surrender had taken place.

ARTICLE IV

Effective Date

This Agreement shall be submitted to the stockholder of Surviving Corporation and the shareholders of SRMI at meetings which shall be convened on or prior to February 28, 1997, or such other dates as may be agreed on by the parties, as provided by the applicable laws of the States of New York and Delaware. If this Agreement is duly authorized and adopted by the requisite votes of the holder of Common Stock of Surviving Corporation and holders of Common Stock of SRMI and this Agreement is not terminated pursuant to the provisions of Article V hereof, then a certificate of merger shall be filed in accordance with the laws of the State of Delaware and a certificate of merger shall be filed in accordance with the laws of the State of New York. The Merger shall become effective upon the filing of the certificates of merger with the Secretaries of State of the States of New York and Delaware (the "Effective Date of the Merger").

ARTICLE V

Approval of Shareholders --- Termination

5.1 This Agreement shall be submitted to the shareholders of SRMI and the stockholder of Surviving Corporation as provided by law, and it shall take effect and be deemed and be taken to be the Agreement and Plan of Merger of SRMI and Surviving Corporation upon the approval or adoption thereof by the shareholders of SRMI and the stockholder of Surviving Corporation, in accordance with the requirements of the laws of the State of New York and the State of Delaware, and upon the execution, filing and recording of such documents and the doing of such other acts and things as shall be required for accomplishing the merger under the provisions of the applicable statutes of the State of New York and of the State of Delaware.

5.2 At any time prior to the filing of the certificates of merger with the Secretaries of State of the States of Delaware and New York, this Agreement may be terminated by the board of directors of either SRMI or Surviving Corporation, notwithstanding the approval of this Agreement by either or both of the shareholders of SRMI and the stockholder of Surviving Corporation, if for any reason the board of directors of SRMI or Surviving Corporation determines that it is inadvisable to proceed with the Merger, including, without limitation, giving consideration to the number of shares for which appraisal rights have been exercised and the cost to SRMI thereof.

5.3 In the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 5.2, this Agreement shall become null and void and have no effect, without any liability on the part of either SRMI or Surviving Corporation or any of their respective shareholders, stockholders, directors or officers.

ARTICLE VI

Certain Agreements of Surviving Corporation

6.1 Surviving Corporation, as the surviving corporation, hereby agrees that it may be served with process in the State of New York in any proceeding for the enforcement of any liability or obligation of SRMI or of the rights of dissenting shareholder of SRMI.

6.2 Surviving Corporation, as the surviving corporation, hereby irrevocably appoints the Secretary of the State of New York as its agent to accept service of process in any action or proceeding described in Section 6.1.

6.3 Surviving Corporation, as the surviving corporation, hereby agrees that it will promptly pay to dissenting shareholders, if any, of SRMI the amount, if any, to which such dissenting shareholders shall be entitled pursuant to the laws of the State of New York.

ARTICLE VII

Miscellaneous

7.1 This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

7.2 The headings of the several articles herein have been inserted for convenience of reference only and are not intended to be a part or to affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each of SRMI and Surviving Corporation, pursuant to authority duly given by resolutions adopted by its Board of Directors has caused these presents to be executed in its name by its President or a Vice-President and its corporate seal to be affixed and attested by its Secretary or an Assistant Secretary.

(Corporate Seal)                                    SWISSRAY INTERNATIONAL, INC.
                                                             (New York)

Attest:

By:____________________________
   Josef Laupper, Secretary

(Corporate Seal)                                    SWISSRAY INTERNATIONAL, INC.
                                                             (Delaware)

Attest:

By:____________________________
   Josef Laupper, Secretary

                          SWISSRAY INTERNATIONAL, INC.
                          Proxy for 1996 Annual Meeting

                This Proxy is Solicited by the Board of Directors

KNOW ALL MEN BY THESE PRESENTS that I (we), the undersigned Stockholder(s) of SWISSRAY International, Inc. (the "Company"), do hereby nominate, constitute and appoint Ruedi G. Laupper and Josef Laupper or either of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said Company, standing in my name on the books on the record date, January 17, 1997, at the Annual Meeting of its Stockholders to be held at {INSERT NAME OF HOTEL} located at {INSERT ADDRESS} New York, New York, on February 21, 1997, at 4:30 p.m., local time, or at any postponement or adjournments thereof, with all the powers the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTE AS DIRECTED BELOW. IN THE ABSENCE OF ANY DIRECTION, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR THE
(a) ELECTION OF THE NOMINEES LISTED, (b) RATIFICATION OF THE APPOINTMENT OF THE AUDITORS, (c) APPROVAL OF THE PROPOSAL TO REINCORPORATE THE COMPANY IN DELAWARE AND (d) APPROVAL OF THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

[ ]      Please mark your votes in this example.

 1. Election of Directors. Election of the five nominees, Ruedi G. Laupper, Josef Laupper, Dr. Erwin Zimmerli, Ulrich Ernst and Ueli Laupper.

                            For All                  Withhold From
                           Nominees                  All Nominees

                               [  ]                     [  ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES. IF YOU DO NOT WISH YOUR SHARES VOTED FOR A PARTICULAR NOMINEE, DRAW A LINE THROUGH THAT PERSON'S NAME ABOVE.

 2. Approval of the appointment of Bederson & Company LLP, as independent auditors of the Company for the fiscal year ending June 30, 1997.

                  For                       Against                    Abstain
                  [ ]                          [ ]                        [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

 3.      Approval of the proposal to reincorporate the Company in Delaware.

                  For                       Against                    Abstain
                  [ ]                          [ ]                        [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

 4. Approval of the proposal to increase the authorized shares of Common Stock of the Company from 15,000,000 shares to 30,000,000 shares.

                  For                       Against                    Abstain
                  [ ]                          [ ]                        [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

SIGNATURE(S)______________________________        DATE_________________________

             _____________________________

NOTE: Please sign exactly as the name(s) appear hereon. Joint owners should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.